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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
 April 14, 2003

THE WALT DISNEY COMPANY
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OF JURISDICTION OF INCORPORATION)	1-11605 (COMMISSION FILE NUMBER)	95-4545390 (IRS EMPLOYER IDENTIFICATION NO.)
500 South Buena Vista Street, Burbank, California 91521 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
(818) 560-1000 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
Not applicable (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5. Other Events.

        On April 14, 2003, The Walt Disney Company, a Delaware corporation (the "Company"), completed the issuance and sale to the public of $1,322,500,000 aggregate principal amount of 2.125% Convertible Senior Notes due April 15, 2023 (the "Convertible Notes"), pursuant to an underwriting agreement, dated April 8, 2003 (the "Underwriting Agreement"), between the Company and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Credit Suisse First Boston LLC, as representatives of the several underwriters named therein.

        Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-67870), filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and declared effective by the Commission on August 23, 2001, with respect to the Company's issuance and sale of the Convertible Notes.

Item 7. Financial Statements and Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 8, 2003, between the Company and the several underwriters named therein.
4.1
Senior Debt Securities Indenture, dated September 24, 2001, between the Company and Wells Fargo Bank, National Association, as trustee, pursuant to which the Convertible Notes have been issued (incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K, dated September 24, 2001).
4.2	Officers' Certificate dated as of April 14, 2003 establishing the Convertible Notes as a series under the Senior Debt Securities Indenture.
4.3	Form of 2.125% Convertible Senior Notes due 2023 (incorporated by reference to Exhibit A to the Officer's Certificate in Exhibit 4.2).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY
By:	/s/ ALAN N. BRAVERMAN Alan N. Braverman Executive Vice President and General Counsel

Dated: April 14, 2003

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 8, 2003, between the Company and the several underwriters named therein.
4.1
Senior Debt Securities Indenture, dated September 24, 2001, between the Company and Wells Fargo Bank, National Association, as trustee, pursuant to which the Convertible Notes have been issued (incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K, dated September 24, 2001).
4.2	Officers' Certificate dated as of April 14, 2003 establishing the Convertible Notes as a series under the Senior Debt Securities Indenture.
4.3	Form of 2.125% Convertible Senior Notes due 2023 (incorporated by reference to Exhibit A to the Officer's Certificate in Exhibit 4.2).

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX